                                                                    EXHIBIT 99.2

                           Consolidated Balance Sheets
                           December 31, 2002 and 2001

                        (Unaudited, Dollars In Thousands)

ASSETS                                                      2002        2001
     Cash and Cash Equivalents                            $32,503     $17,945

     Securities Available For Sale                         96,477      84,021
     Securities Held To Maturity                                0      34,718
        TOTAL INVESTMENTS                                  96,477     118,739

     Loans and Leases                                     377,023     365,144
     Less Loan Loss Reserve                               (4,094)     (3,596)
        NET LOANS AND LEASES                              372,929     361,548

     Premises and Equipment, Net                           12,615      12,320
     Investments In Unconsolidated Affiliates               1,951       1,951
     Accrued Interest and Other Assets                      6,555       6,877
         TOTAL ASSETS                                    $523,030    $519,380

LIABILITIES
     Non Interest Bearing Deposits                         73,443      69,859
     Interest Bearing Deposits                            365,092     360,855
        TOTAL DEPOSITS                                    438,535     430,714

     Borrowed Funds                                        29,802      37,336
     Other Liabilities                                      2,164       2,209
         TOTAL LIABILITIES                                470,501     470,259

SHAREHOLDER'S EQUITY
     Common Stock                                           3,780       3,779
     Treasury Stock                                       (2,151)     (1,978)
     Undivided Profits and Reserves                        49,303      46,720
     Accumulated Other Comprehensive Income                 1,597         600
        TOTAL SHAREHOLDER'S EQUITY                         52,529      49,121

         TOTAL SHAREHOLDER'S EQUITY AND LIABILITIES      $523,030    $519,380

                        Consolidated Statements of Income
                 Twelve Months Ending December 31, 2002 and 2001

                        (Unaudited, Dollars In Thousands)



INTEREST INCOME                                                2002        2001
     Loans, including fees                                   $25,518     $28,466
     Taxable  Securities                                       5,378       7,135
     Tax-exempt Securities                                       596         533
     Other                                                        74         275
        TOTAL INTEREST INCOME                                 31,566      36,409

INTEREST EXPENSE
     Deposits                                                  8,871      14,394
     Other                                                     1,271       1,975
        TOTAL INTEREST EXPENSE                                10,142      16,369

     NET INTEREST INCOME                                      21,424      20,040

     Provisions/Loan and Lease Losses                          2,950         872

     NET INTEREST INCOME AFTER PROVISION FOR                  18,474      19,168
              LOAN AND LEASE LOSSES

NONINTEREST INCOME
     Service Charges on Deposit Accounts                       2,312       2,293
     Trust Department Income                                     645         566
     Net Gains (Losses) on Sales of Securities                    26           4
     Net Gains (Losses) on Sales of Loans                      1,019         621
     Cash Management Fees                                        518         394
     Data Processing Servicing Fees                              392         300
     Other Income                                                955         941
        TOTAL OTHER INCOME                                     5,867       5,119

NONINTEREST EXPENSES
     Salaries and Other Employee Benefits                      8,517       8,163
     Occupancy and Equipment                                   4,061       3,782
     Professional Services                                       624         484
     Advertising                                                 386         412
     Postage, Freight and Courier                                485         444
     Supplies                                                    316         361
     State Franchise Taxes                                       590         541
     Other Expenses                                            3,323       3,357
        TOTAL OTHER EXPENSES                                  18,302      17,544

     INCOME BEFORE TAXES                                       6,039       6,743
     Income Tax Expense                                        2,036       2,245
        NET INCOME                                           $ 4,003     $ 4,498

